EXHIBITS 99.1


                                                         13:19 FRIDAY,  2003   1
[LOGO]
                                 GSAMP 2003-HE1
                            PORTFOLIO SUMMARY REPORT
                        PREPARED BY GOLDMAN, SACHS & CO.

------------------------------------------------------------------------------------------------------------------------------------
 CLASSIFICATION                                     LOANS  PRINCIPAL BALANCE  CURR WAC   AM WAM  4/1 WAM
------------------------------------------------------------------------------------------------------------------------------------
0001 ALL                                                     2,872    $466,854,544.42     7.899   350.99   349.71
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                               2,872    $466,854,544.42
------------------------------------------------------------------------------------------------------------------------------------




Disclaimer:
Copyright(C)2000 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                    APRIL 4, 2003  13:19  PAGE 0001

[LOGO]

PROJECT:              GSAMP 2003-HE1
ALL                   ALL


 ________________________________________________________________________________________________________________
-
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM|  AM WAM| 4/1 WAM|  PP WAM|1ST CAP|PER CAP|MAXRATE|4/1 MTR|MARGIN|
|------|------------------|---------|---------|--------|--------|--------|-------|-------|-------|-------|------|
| 2,872|   $466,854,544.42|    7.899|   353.14|  350.99|  349.71|   20.39|  2.109|  0.987| 12.114|  20.63| 6.317|
|------|------------------|---------|---------|--------|--------|--------|-------|-------|-------|-------|------|
 ________________________________________________________________________________________________________________
-
|CURRENT RATE            |PRINCIPAL BALANCE                  |ORIG TERM                |1/1 REM TERM           |
|------------------------|-----------------------------------|-------------------------|-----------------------|
| 5.50- 5.99%        0.76| $0 - $25,000                  0.26|109 - 120 MTHS       0.10|109 - 120 MTHS     0.10|
| 6.00- 6.49%        3.22| $25,000 - $50,000             1.86|121 - 180 MTHS       2.62|121 - 180 MTHS     2.62|
| 6.50- 6.99%       19.13| $50,000 - $100,000           12.49|181 - 240 MTHS       1.49|181 - 240 MTHS     1.49|
| 7.00- 7.49%       15.62| $100,000 - $150,000          16.50|241 - 300 MTHS       0.17|241 - 300 MTHS     0.17|
| 7.50- 7.99%       25.06| $150,000 - $200,000          15.86|301 - 360 MTHS      95.62|301 - 360 MTHS    95.62|
| 8.00- 8.49%       10.42| $200,000 - $250,000          11.89|                         |                       |
| 8.50- 8.99%       13.19| $250,001 - $275,000           4.37|                         |                       |
| 9.00- 9.49%        4.08| $275,001 - $350,000          13.53|                         |                       |
| 9.50- 9.99%        3.49| $350,001 - $450,000          11.42|                         |                       |
|10.00-10.99%        3.64| $450,001 - $550,000           6.04|                         |                       |
|11.00-12.49%        1.31| $550,001 - $650,000           5.48|                         |                       |
|12.50-12.99%        0.07| $650,001 - $750,000           0.30|                         |                       |
|                        |                                   |                         |                       |
|                        |                                   |                         |                       |
|------------------------|-----------------------------------|-------------------------|-----------------------|


 _______________________________________________________________________________________________________________
                         -
|   OLTV|COMB OL| FICO|
|-------|-------|-------|
|  78.75|  79.47|609.692|
|-------|-------|-------|
________________________
                        -
|AM WAM                 |
|-----------------------|
|97 - 108 MTHS      0.02|
|109 - 120 MTHS     0.09|
|121 - 180 MTHS     2.51|
|181 - 240 MTHS     1.49|
|241 - 300 MTHS     0.18|
|301 - 360 MTHS    93.41|
|361 - 420 MTHS     2.30|
|                       |
|                       |
|                       |
|                       |
|                       |
|                       |
|                       |
|-----------------------|


 ____________________________________________________________________________________________________________
-
|GEOGRAPHY         |CITY           |ZIP            |PROPERTY TYPE                 |PURPOSE                  |
|------------------|---------------|---------------|------------------------------|-------------------------|
|CALIFORNIA   36.89|LOS ANGE   2.56|95116      0.33|SINGLE FAMILY            72.93|CASHOUT REFI        49.97|
|FLORIDA       6.98|CHICAGO    2.04|94066      0.32|2-4 FAMILY               11.13|PURCHASE            22.40|
|ILLINOIS      5.60|SAN JOSE   1.40|95746      0.31|PUD                       7.18|RATE/TERM REFI      15.72|
|NEW YORK      5.48|SAN DIEG   1.24|94901      0.31|CONDO                     3.77|DEBT CONSOLIDATION  11.91|
|TEXAS         4.87|MIAMI      1.05|96753      0.30|PUD DETACHED              3.54|                         |
|NEW JERSEY    4.78|HOUSTON    1.00|92882      0.29|PUD ATTACHED              0.63|                         |
|ARIZONA       2.98|PHOENIX    0.97|94806      0.28|MANUFACTURED HOUSING      0.44|                         |
|MICHIGAN      2.75|SACRAMEN   0.96|94533      0.27|MANUFACTURED DOUBLE       0.38|                         |
|MASSACHUSET   2.50|OAKLAND    0.92|94401      0.25|                              |                         |
|COLORADO      2.10|WASHINGT   0.76|90056      0.25|                              |                         |
|*MORE*       25.07|*MORE*    87.10|*MORE*    97.09|                              |                         |
|------------------|---------------|---------------|------------------------------|-------------------------|


_______________________________________

OLTV               |COMB OLTV         |
-------------------|------------------|
| 0.01-50.00   3.38| 0.01-50.00   2.48|
| 50.01-60.0   4.09| 50.01-60.0   4.09|
| 60.01-70.0  12.16| 60.01-70.0  12.16|
| 70.01-75.0  11.91| 70.01-75.0  11.91|
| 75.01-80.0  24.63| 75.01-80.0  24.63|
| 80.01-85.0  17.80| 80.01-85.0  17.80|
| 85.01-90.0  20.44| 85.01-90.0  20.44|
| 90.01-95.0   5.47| 90.01-95.0   5.50|
| 95.01%+      0.12| 95.01%+      0.99|
                   |                  |
                   |                  |
-------------------|------------------|


 ________________________________________________________________________________________________________________
-                                                                                                                -
|OCCUPANCY        |FICO                    |DOC                             |PREPAY MONTHS  |LIEN                |
|-----------------|------------------------|--------------------------------|---------------|--------------------|
|OWNER OCCU  91.07|MISSING             0.18|FULL DOC                   52.81|    0     21.65| 1             99.10|
|NON-OWNER    8.38|1-399               0.03|STATED DOC                 40.86|    6      0.11| 2              0.90|
|SECOND HOM   0.55|500-519             4.32|ALTERNATE DO                4.10|   12      5.21|                    |
|                 |520-539             7.33|LIMITED DOC                 2.22|   24     46.78|                    |
|                 |540-559             9.10|                                |   36     21.62|                    |
|                 |560-579            10.15|                                |   42      0.03|                    |
|                 |580-619            25.88|                                |   60      4.60|                    |
|                 |620-649            19.92|                                |               |                    |
|                 |650-699            17.56|                                |               |                    |
|                 |700-749             4.54|                                |               |                    |
|                 |750-799             0.98|                                |               |                    |
|                 |                        |                                |               |                    |
|-----------------|------------------------|--------------------------------|---------------|--------------------|


 ______________________________________________________________________________________________________________________________
-
|AMORT                    |1/1 MTR        |MARGINS          |1ST RATE CAP |PER RATE CAP |1ST RATE ADJ DT |MAXRATE             |
|-------------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|
|2/28 LIBOR ARM      56.58|MISSING   40.12| MISSING    40.12|   .    29.20|   .    29.20|      .    40.12| N/A           29.20|
|3/27 LIBOR ARM       3.16| 13-24    56.58| 3.01-5.00   0.20|  0.00  10.92|  0.00  10.92|MAY2004     0.05|  .01-  .49%   10.92|
|5/25 LIBOR ARM       0.14| 25-36     3.16| 5.01-6.00  16.24|  1.00   0.18|  1.00  39.90|JUN2004     0.15|11.00-12.49%    2.19|
|FIXED BALLOON        0.11| 49-60     0.14| 6.01-6.50  35.45|  1.50  19.92|  1.50  19.99|JUL2004     0.82|12.50-12.99%    7.00|
|FIXED RATE          40.00|               | 6.51-7.00   6.47|  2.00   0.11|             |AUG2004     1.91|13.00-13.49%    6.17|
|                         |               | 7.01-7.50   1.19|  3.00  39.68|             |SEP2004    15.92|13.50-13.99%   10.71|
|                         |               | 7.51-8.00   0.16|             |             |OCT2004     0.06|14.00-14.49%    7.50|
|                         |               | 8.01-8.50   0.10|             |             |NOV2004    11.73|14.50-14.99%   11.50|
|                         |               | 9.51-10.0   0.02|             |             |DEC2004     2.75|15.00-15.49%    4.64|
|                         |               |10.01-10.5   0.03|             |             |JAN2005     2.83|15.50-15.99%    6.35|
|                         |               |10.51-11.0   0.02|             |             |FEB2005     3.63|16.00-16.49%    1.48|
|                         |               |                 |             |             |MAR2005     9.45|16.50-16.99%    1.02|
|                         |               |                 |             |             |APR2005     7.29|17.00-17.49%    0.58|
|                         |               |                 |             |             |JUL2005     0.07|17.50-17.99%    0.45|
|                         |               |                 |             |             |AUG2005     0.34|18.00-18.49%    0.12|
|                         |               |                 |             |             |SEP2005     0.90|18.50-18.99%    0.15|
|                         |               |                 |             |             |*MORE*      1.99|*MORE*          0.03|
|-------------------------|---------------|-----------------|-------------|-------------|----------------|--------------------|


__________________________
                          -
|ORIGINATOR               |
|-------------------------|
|FIN AMERICA         50.62|
|NEW CENTURY         49.38|
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|                         |
|-------------------------|


Disclaimer:
Copyright(C)2000 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.